UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2015

CAMBRIDGE CAPITAL ACQUISITION CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36139	46-3774077
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

525 South Flagler Drive, Suite 201, West Palm Beach, Florida.	33401
(Address of Principal Executive Offices)	(Zip Code)

(561) 932-1600
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01 Other Events.

On December 22, 2015, Cambridge Capital Acquisition Corporation (the “Company”) announced that its special meeting of stockholders, held on December 22, 2015 at 10:00 a.m. eastern time, has been adjourned until 10:00 a.m. on Wednesday, December 23, 2015. The meeting will take place at its original location, at the offices of Graubard Miller, the Company’s counsel, at The Chrysler Building, 405 Lexington Avenue, 11th Floor, New York, New York 10174.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 22, 2015

CAMBRIDGE CAPITAL ACQUISITION CORPORATION

By:	/s/ Benjamin Gordon
Name: Benjamin Gordon Title: Chief Executive Officer